Exhibit 99.1

News Release

For more information contact:

Investor Relations:

David Banks 262-879-5055

Media Relations:

Lori Stafford 262-879-5130

For immediate release:

April 25, 2007

Fiserv Reports First Quarter Results

Strong Financial Segment Performance Leads Quarterly Results

Brookfield, Wis., April 25, 2007—Fiserv, Inc. (NASDAQ: FISV), a leading provider of technology solutions, today reported financial results for the first quarter of 2007. Total revenues for the quarter increased 11% to $1.22 billion compared with $1.10 billion in 2006. Earnings per share for the quarter were $0.66 compared with $0.64 in 2006.

The Financial Institution Services segment produced very strong internal revenue growth and operating margin performance in the first quarter. Internal revenue growth was 7% for the quarter, and segment adjusted operating margin was up more than 300 basis points to 24.8%. Almost all of the first quarter increase in operating income in this segment was generated through a combination of growth in higher-margin internal revenues and operating efficiencies.

“Our overall results for the quarter were consistent with our expectations, led by strong revenue growth and operating margin performance in our financial segment,” said Jeffery Yabuki, president and chief executive officer of Fiserv. “Our business model of providing clients with highly valued products and services through a privileged relationship continues to show strength.

“We made tangible progress against our Fiserv 2.0 initiatives in a quarter where we also generated solid cash flow, returning $142 million to shareholders through our share re-purchase program,” Yabuki added.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

Other business and operating highlights for the first quarter of 2007 included:

•	Fiserv Electronic Funds Transfer completed 55 new sales in the quarter and now has more than 2,700 clients. 95% of the new sales were made within the Fiserv core client base;

•	The company’s BillMatrix business unit, a leader in the expedited electronic bill payment market, increased transactions by 45%, compared with the first quarter of 2006, to 10.2 million;

•	Fiserv signed 52 new clients for its electronic bill payment services and now has more than 500 electronic bill pay clients;

•

Fiserv signed a multi-year enterprise agreement with Merrill Lynch Bank & Trust Co., FSB, a subsidiary of Merrill Lynch, to provide core account processing and cash management, as well as a host of ancillary services, including EFT, item processing, statements and back-office support;

•

Fiserv announced a new check exchange agreement with Bank of America, through Viewpointe, the leading provider of check image exchange and archive services in the U.S. The agreement enables Bank of America to connect to thousands of endpoints on the electronic Fiserv Clearing Network (FCN). During the quarter, the company added 117 new FCN clients for a total of 626 clients nationwide;

•

Nissan Motor Acceptance Corp., a division of Nissan Motor Co., Ltd., has expanded its relationship with Fiserv Automotive Solutions, a developer of automotive financing systems, by executing a license agreement for a new loan origination system;

•

Fiserv completed the acquisition of NetEconomy, a leading financial crime management, anti-money laundering, and compliance solutions provider to world-wide financial institutions. The acquisition provides Fiserv clients with an enhanced risk management, compliance and fraud solution that will be delivered in both a standalone and a fully integrated model with Fiserv’s core account processing platforms. For 2007, the company expects this acquisition to be dilutive by $0.01 to $0.02 per share; and

•	The company repurchased 2.7 million shares of its common stock in the quarter at an average price of $52.95.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

OUTLOOK FOR 2007

Fiserv reaffirmed its full-year 2007 earnings within a range of $2.86 to $2.94 per share, which includes the slight dilution from the NetEconomy acquisition. Fiserv expects full-year 2007 adjusted internal revenue growth of mid-single digits for the company and for its financial segment.

EARNINGS CONFERENCE CALL

Fiserv will discuss its first quarter 2007 results on a conference call and web cast at 4 p.m. CDT on April 25. To register for the event, go to www.fiserv.com and click on “Upcoming Events.”

USE OF NON-GAAP FINANCIAL INFORMATION

The company reports its financial results in accordance with GAAP. In addition, the company uses certain non-GAAP performance measures, including “free cash flow,” “adjusted internal revenue growth,” and “adjusted operating margin,” to provide investors a more complete understanding of the company’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. The company believes these adjusted measures are more indicative of the company’s operating performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable measures prepared in accordance with GAAP in the United States.

About Fiserv

Fiserv, Inc. (NASDAQ: FISV), a Fortune 500 company, provides information management systems and services to the financial and insurance industries. Leading services include transaction processing, outsourcing, business process outsourcing (BPO), software and systems solutions. The company serves more than 18,000 clients worldwide and is the leading provider of core processing solutions for U.S. banks, credit unions and thrifts. Fiserv was ranked the largest provider of information technology services to the financial services industry worldwide in the 2004, 2005 and 2006 FinTech 100 surveys. Headquartered in Brookfield, Wis., Fiserv reported more than $4.5 billion in total revenue for 2006. For more information, please visit www.fiserv.com.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding estimated earnings per share and adjusted internal revenue growth in 2007. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may adversely affect the company’s results include, among others, changes in customers’ demand for the company’s products or services, pricing or other actions by competitors, potential impact of initiatives implemented as a result of the company’s strategic review process, general changes in economic conditions and other factors included in the company’s filings with the SEC, including its Annual Report on Form 10-K. The company assumes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts, unaudited)

	Three Months Ended March 31,
	2007	2006
Revenues
Processing and services	$779,165	$761,044
Product	440,254	335,624

Total revenues	1,219,419	1,096,668

Expenses
Cost of processing and services	498,815	485,968
Cost of product	369,810	272,094
Selling, general and administrative	157,425	145,653

Total expenses	1,026,050	903,715

Operating income	193,369	192,953
Interest expense – net	(8,388)	(6,106)

Income before income taxes	184,981	186,847
Income tax provision	71,418	70,636

Net income	$113,563	$116,211

Earnings per share – diluted	$0.66	$0.64

Diluted shares used in computing earnings per share	172,637	181,783

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, unaudited)

	March 31, 2007	Dec. 31, 2006
Assets
Cash and cash equivalents	$200,795	$185,328
Trade accounts receivable	598,976	601,226
Prepaid expenses and other assets	176,160	176,236
Investments	2,120,344	2,019,197
Property and equipment – net	246,033	248,040
Intangible assets – net	623,999	614,818
Goodwill	2,396,799	2,363,078

Total	$6,363,106	$6,207,923

Liabilities and Shareholders’ Equity
Trade accounts payable	$223,023	$229,025
Accrued expenses	305,500	374,978
Accrued income taxes	72,263	9,365
Deferred revenues	271,950	263,236
Customer funds held and retirement account deposits	2,075,453	1,986,315
Deferred income taxes	163,268	172,126
Long-term debt	821,904	747,256

Total Liabilities	3,933,361	3,782,301
Shareholders’ Equity	2,429,745	2,425,622

Total	$6,363,106	$6,207,923

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands, unaudited)

	Three Months Ended March 31,
	2007	2006
Cash flows from operating activities
Net income	$113,563	$116,211
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(4,790)	9,527
Share-based compensation	10,988	13,794
Excess tax benefit from exercise of options	(3,249)	(1,923)
Depreciation and amortization	50,263	47,366
Changes in assets and liabilities, net of effects from acquisitions and dispositions of businesses:
Trade accounts receivable	4,024	5,215
Prepaid expenses and other assets	590	(10,150)
Trade accounts payable and accrued expenses	(76,267)	(48,539)
Deferred revenues	7,301	5
Accrued income taxes	68,028	58,961

Net cash provided by operating activities	170,451	190,467

Cash flows from investing activities
Capital expenditures, including capitalization of software costs for external customers	(48,910)	(47,172)
Payment for acquisitions of businesses, net of cash acquired	(43,424)	(61,975)
Expenses paid related to sale of businesses	—	(1,246)
Investments	(101,094)	28,487

Net cash used in investing activities	(193,428)	(81,906)

Cash flows from financing activities
Proceeds from long-term debt – net	74,267	162,364
Issuance of common stock and treasury stock	13,593	11,127
Purchases of treasury stock	(141,803)	(228,882)
Excess tax benefit from exercise of options	3,249	1,923
Customer funds held and retirement account deposits	89,138	(34,789)

Net cash provided by (used in) financing activities	38,444	(88,257)

Change in cash and cash equivalents	15,467	20,304
Beginning balance	185,328	184,471

Ending balance	$200,795	$204,775

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

FISERV, INC. AND SUBSIDIARIES

SELECTED FINANCIAL INFORMATION

(Dollars in thousands, unaudited)

	Three Months Ended March 31,
Segment	2007	2006
Revenues
Financial Institution Services (“Financial”) (1)	$767,250	$699,858
Insurance Services (“Insurance”) (2)	417,731	362,461
Investment Support Services (“Investment”)	34,438	34,349

Total	$1,219,419	$1,096,668

Operating income
Financial (1)	$159,940	$130,176
Insurance (2)	27,905	56,746
Investment	5,524	6,031

Total	$193,369	$192,953

Operating margin
Financial (1)	21%	19%
Insurance (2)	7%	16%
Investment	16%	18%

Total	16%	18%

Adjusted operating margin (3)
Financial (1)	25%	22%
Insurance (2)	14%	28%
Investment	16%	18%

Total	22%	23%

Customer reimbursements (3)
Financial	$122,101	$101,341
Insurance	4,179	2,712

Total	$126,280	$104,053

Prescription product costs in Insurance segment (3)	$220,416	$154,050

(1)

Included in the Financial segment results are early contract termination fees of $9.0 million for the first quarter of 2007 compared with $3.9 million for the first quarter of 2006. This segment’s businesses generally enter into three- to five-year contracts that contain early contract termination fees. These fees are very unpredictable and can vary significantly from period to period based on the number and size of terminated contracts and how early in the contract term a contract is terminated.

(2)

Included in the Insurance segment results is a decline of $29.7 million in higher-margin flood claim processing revenues from $30.3 million in the first quarter of 2006 to $0.6 million in 2007. Supplemental financial information for the health plan management business that is included in the Insurance segment for the first quarter of 2007 and 2006 is as follows:

	Three Months Ended March 31,
	2007	2006
Revenues	$351,314	$281,228
Operating income	19,529	20,753
Adjusted operating margin (3)	15%	17%

(3)

Adjusted operating margin excludes customer reimbursements and prescription product costs which are included in revenues and expenses. Customer reimbursements consist primarily of pass-through costs such as postage and data communication expenses. Prescription product costs are incurred in the health plan management business that is included in the Insurance segment.

Adjusted operating margin is a non-GAAP financial measure that the company believes is useful to investors because it provides more insight into how management views the underlying operating performance of the company. In analyzing the company’s performance, management excludes the impact of pass-through customer reimbursements and prescription product costs that must be presented in revenue and expenses under GAAP.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

FISERV, INC. AND SUBSIDIARIES

INTERNAL REVENUE GROWTH PERCENTAGES BY SEGMENT (1)

(Dollars in thousands, unaudited)

	Three Months Ended March 31,
Segment	2007	2006
Financial	7%	7%
Insurance	10%	16%
Investment	0%	5%

Total	8%	10%

	Adjusted (2) Three Months Ended March 31,
	2007		2006
Financial	7%		6%
Insurance	(14	)%(3)	11%
Investment	0%		5%

Total	1	%(3)	7%

(1)

Internal revenue growth percentages are measured as the increase in total revenues for the current period less “acquired revenue from acquisitions” divided by total revenues from the prior year period plus “acquired revenue from acquisitions.” “Acquired revenue from acquisitions” was $37.0 million ($18.7 million in the Financial segment and $18.4 million in the Insurance segment) for the first quarter of 2007 and represents pre-acquisition adjusted revenue of acquired companies, less dispositions, for the comparable prior year period. Acquired revenues in the Financial segment include customer reimbursement pass-through costs of $12.1 million in the first quarter of 2006.

(2)

The adjusted internal revenue growth percentages exclude the impact of customer reimbursements and prescription product costs, which are included in revenues and expenses under GAAP. See footnote 3 to the Selected Financial Information table.

(3)

Flood claim processing revenue was $0.6 million, $30.3 million and $8.7 million in the first quarter of 2007, 2006 and 2005, respectively. Flood claim processing revenue negatively impacted adjusted internal revenue growth in the Insurance segment by 13 percentage points in the first quarter of 2007 and positively impacted adjusted internal revenue growth in the segment by 12 percentage points in the first quarter of 2006. Excluding flood claims processing revenue, the adjusted internal revenue growth rate for the company and the Insurance segment would have been 5 percent and (1) percent in the first quarter of 2007, and 4 percent and (1) percent in the first quarter of 2006, respectively. The health plan management business that is included in the Insurance segment had adjusted internal revenue growth of 1% and 3% in the first quarter of 2007 and 2006, respectively.

Actual and adjusted internal revenue growth percentages are non-GAAP financial measures that the company believes are useful to investors because they present internal revenue growth both including and excluding customer reimbursements and prescription product costs that must be presented in revenue under GAAP. In addition, we believe that the presentation of our adjusted internal revenue growth rate both including and excluding flood claims processing revenue is useful to investors because it enables them to understand the impact of these revenues, which can significantly impact our internal revenue growth rate.

Free Cash Flow

	Three Months Ended March 31,
	2007	2006
Net income	$113,563	$116,211
Share-based compensation	10,988	13,794
Depreciation and amortization	50,263	47,366
Capital expenditures	(48,910)	(47,172)

Free cash flow before changes in working capital	125,904	130,199
Changes in working capital-net	(4,363)	13,096

Free cash flow	$121,541	$143,295

Free cash flow is measured as net income plus share-based compensation, depreciation and amortization, less capital expenditures, plus or minus changes in working capital-net as reported in the company’s condensed consolidated statements of cash flows. Free cash flow is a non-GAAP financial measure that the company believes is useful to investors because it measures the company’s cash flow after it has satisfied the capital requirements of its operations.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

SEGMENT RESULTS

Financial Segment

The company’s largest operating segment generated revenues of $767.3 million for the first quarter, an increase of 9.6 percent compared with 2006. Adjusted internal revenue growth was 7 percent for the quarter. Driving the internal revenue growth rate in 2007 were increased sales of the company’s banking and payment products and services to existing and new clients, as well as growth within the output solutions division. The financial segment’s adjusted internal revenue growth rate was at least 4% for the tenth straight quarter.

Financial segment operating income increased $29.8 million to $159.9 million, up 22.9 percent compared with the first quarter of 2006. The operating income increase was due primarily to growth in higher-margin internal revenues and operating efficiencies in the company’s depository institution and payment processing businesses. Adjusted operating margin accelerated to 24.8 percent for the quarter compared with 21.7 percent in the first quarter of 2006, an increase of 310 basis points.

Insurance Segment

Insurance segment revenues were $417.7 million for the quarter, an increase of 15.2 percent compared with the first quarter of 2006. Adjusted internal revenues in the insurance segment declined by 14 percent in the first quarter of 2007. This decline was driven by a $29.7 million year-over-year reduction in flood claims processing revenue, from $30.3 million in the first quarter of 2006 to $0.6 million in the current quarter. This reduction in flood claims revenue negatively impacted first quarter 2007 adjusted internal revenue growth by 13 percentage points. Excluding flood claim processing revenues, first quarter adjusted internal revenue for the segment declined by 1 percent in 2007. The revenue decline was due primarily to continuing competitive pressure in the large national accounts client segment of the health plan management businesses and weakness in the property and casualty insurance software license business.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

Insurance segment first quarter 2007 operating income was $27.9 million, compared with $56.7 million in the first quarter of 2006. Adjusted operating margin for the quarter was down to 14.4 percent, compared with 27.6 percent in the first quarter of 2006. The major items negatively impacting 2007 operating income and margins compared with 2006 were the significant decrease in higher-margin flood claim processing revenue and continuing investments in the consumer directed and business process outsourcing businesses. These items were partially offset by improvements in operating efficiency in the health plan administration businesses.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com